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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31600) of BellSouth Corporation of our report dated June 25, 2001 relating to the financial statements of the BellSouth Savings and Security Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
June 25, 2001